Exhibit 99.1

 This presentation contains various projections and other forward-looking statements which represent Delta’s estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s Form 10-K for the year ended December 31, 2010. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update.
 In this presentation, we will discuss certain non-GAAP financial measures. You can find the reconciliations of those measures to comparable GAAP measures on our website at
 delta.com.
Safe Harbor

State of the Airline
Richard Anderson
Chief Executive Officer

Looking Ahead
Ed Bastian
President

2011: Solid Results In Challenging Times
Challenging Times
Solid Results
•  30% increase in fuel prices, resulting
 in $3 billion higher fuel expense
• Economic weakness in the world’s
 two largest economies
• On-going impact of the earthquake
 and tsunami in Japan
• War and unrest in the Middle East
• $1.1 billion net profit
• Fully recovered fuel price run-
 up
• $1.5 billion of free cash flow
• Adjusted net debt of $12.9
 billion, a $4.1 billion reduction in
 two years
• 8.8% return on invested capital

Note: All results are estimates and exclude special items.

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DELTA

$3.3 B
($2.8B)
($0.8B)
2010 Net Income
Revenue
Fuel
Non-Fuel Costs
2011 Net Income

Delta Has Built A Resilient Business Model
$1.4 B
$1.1B
Capacity discipline, strength in corporate revenues and hedging strategy have mitigated high fuel costs

Note: All results exclude special items . Including special items, Delta’s net income was $0.6 billion in 2010 and is estimated to be $0.8 billion for 2011.

Strong End To The Year
December quarter 2011
Operating margin
6 - 8%
Fuel price
$2.96
Profit sharing expense
$75 million
Non-operating expense
$275 - $300 million
Capital expenditures
$375 million
Total unrestricted liquidity
$5.3 billion
December quarter 2011 vs.
December quarter 2010
Passenger unit revenue
Up 11 - 12%
Consolidated unit cost
Up 8%
Consolidated ex-fuel unit cost
Up 2%
System capacity
Down 4-5%
Domestic
Down 3-4%
International
Down 4-5%

Margins will expand despite $600 million higher fuel expense

The Landscape Ahead For 2012
The 2012 Landscape
• Slow, but positive, global GDP growth
 • Anticipate recession in Europe
• Fuel prices remain at historically high levels
• Industry restructuring and capacity discipline
 allows for recovery of higher fuel costs
Solid earnings growth
and continued free
cash flow generation

Industry Factors
Delta Factors
• Sustained caution on capacity, with a system
 reduction of 2 - 3%
 • Summer to winter variation of 20%
• Revenue momentum from corporate share
 gains and new merchandising revenues
 • Expect corporate travel up 6 - 8%
• Non-fuel costs remain under pressure
 • Cost advantage critical to maintain

Delta’s Path Forward
Grow Unit Revenues
Improve Productivity
Invest in the Business
Delever the Balance
Sheet
Grow passenger and ancillary unit revenues through
corporate revenue gains, fuel cost recovery, and
technology-enabled merchandising initiatives
Focus on total cost productivity, including fuel, and
implement structural initiatives needed to return non-fuel
unit costs to 2010 levels
Continue investments in the network and toward
consistent, high-quality products and service that earn a
revenue premium
Maintain capital discipline, manage liquidity and direct
free cash flow toward debt reduction

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DELTA

Delta Corporate Revenue Breakdown

Banking
3%
Defense
3%
Financial Services
19%
Energy
5%
Transportation
5%
Automotive
7%
Health Care
9%
Manufacturing
17%
Other
18%
Technology
14%

vs. Prior Year

Financial Services
19%
Manufacturing
10%
Technology
16%
Health Care
20%
Automotive
16%
Transportation
17%
Energy
11%
Banking
5%
Defense
0%
Other
11%

Largest Corporate Sectors Leading Growth
Rates
Last Four Weeks Booked Revenue
Corporate booked revenues up 14% despite 4-5% reduction in capacity

4.2%
2.7%
2.0%
Latin America
North America
Europe

83
49
20
17
Brazil
Mexico
Colombia
Argentina

Strengthening Position In Latin America
Focused on building partnerships to leverage high growth potential in this region

Latin America Has High
Growth Potential
Delta’s Expanded Latin
America Presence
• Delta now accounts for nearly 20% of
 US carriers’ capacity to Latin America
• Partnerships with Aeromexico, GOL and
 Aerolineas Argentinas give Delta access
 to Latin America’s largest aviation
 markets
• Latin America expected to produce GDP
 growth rates nearly double those of
 Europe and US over next two decades
• Brazil, Mexico and Argentina are among
 Latin America’s top growth areas
Annual GDP Growth (2011- (2030)
Source: Boeing 2011 Global Market Outlook
Aviation Market Size
(millions of passengers per year)
Source: IATA and Infraero

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DELTA

7.54
8.49
8.63
9.34
9.41
SOUTHWEST
UNITED

Maintaining A Competitive Cost Structure

YTD-September 2011 Non-Fuel Unit Costs (cents)
Note: excludes special items, ancillary businesses, and profit sharing.

8.27
0.13
8.40
2010 Non-Fuel CASM
Revenue-related and FX impacts
Adjusted CASM Target
Midpoint of 2012 Non-Fuel CASM Estimate

Non-Fuel Costs Present Opportunity
8.80
0.40
• Goal is to return non-fuel unit costs to
 adjusted 2010 levels
 • 2012 revenues expected to be ~15%
 higher than 2010
• 2012 non-fuel unit costs are estimated to be
 up 2-4% - ~4% or 0.40 cents higher than
 this targeted level
• Major drivers of the 0.40 cent differential:
Structural changes needed to bring costs down to targeted levels

• Wages and benefits - wage harmonization, industry standard rates, and pension	0.23 cents
• LaGuardia/ATL concourse F	0.05 cents
• Capacity reduction - fixed cost impact	0.15 cents
Note: excludes special items, ancillary businesses, and profit sharing.

Maintenance Efficiency
$200 - $250 million

Employee Productivity
$250 - $300 million

Fleet Footprint
$150 - $200 million

Structural Changes Necessary To Lower Costs
• 737-900ER deliveries will
 reduce overall fleet
 maintenance costs;
 maintenance reductions in
 advance of those deliveries
 to begin in late 2012
• Simplification of fleet post-
 integration
• Leverage AeroMexico joint
 venture to optimize
 maintenance opportunities
• With labor representation
 resolved, workrules can be
 harmonized and improve
 productivity levels for
 frontline employees
• Continued improvements to
 merit staff productivity
• Technology investments to
 enhance efficiencies in crew
 systems
• Changing composition of
 Delta’s fleet by eliminating
 more smaller-gauge
 aircraft, especially 50-seat
 regional jets
• Upgauging allows for
 more efficient capacity
 generation on smaller fleet
 count

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BusinessTravelNews
A NEW CHAMP

TRAVEL WEEKLY
MAGELLAN
AWARDS
HONORING THE BEST IN THE TRAVEL INDUSTRY

FORTUNE
WORLD'S MOST
ADMIRED
COMPANIES
2011
DELTA

recommend
readers' choice
awards

15

Investments In The Business Are Paying Off
Multi-Year Investments in
Products, Services and Facilities
• Flat bed seats - more than 50% of
 widebody international seats complete by
 end of 2012
• Facilities - state of the art international
 terminals slated for Atlanta (2012) and
 JFK (2013)
• Wi-Fi - entire mainline fleet complete,
 installation on 2-class complete by early
 2012
• Economy Comfort - international fleet
 complete, domestic fleet (incl. 2-class
 RJs) for summer 2012
• Technology - enhancements to delta.com
 and mobile applications

Solid Progress On Debt Reduction
12/31/11 - $12.9 billion
2013 - $10 billion
Adjusted Net Debt
Strong free cash flow generation has produced $4.1 billion net debt reduction in two years

AMERICAN EXPRESS
DELTA
SKYMILES
3759 876543 21001
SkyMiles Number
0123456789
Member Since
96
C F FROST
AMERICAN EXPRESS

Continued Strong Relationship with American
Express
• New four-year agreement with American
 Express for annual SkyMiles pre-purchases of
 $675 million
 • Reduces seasonal volatility of cash flows
 • From cash perspective, net effect is to
 push out amortization of existing $1
 billion agreement by two years
• SkyMiles American Express partnership is a
 win-win for both companies
 • Premium services for cardholders -
 including priority boarding, free bags and
 SkyClub access

New agreement improves cash flows, extends benefits for cardholders

Delta: Keep Climbing

Focus on top-line
growth
Taking a disciplined
approach
Reducing risk
across the business
Growing and diversifying revenues through a broad
global network, corporate revenue gains, fuel cost
recovery and improved products and services
Disciplined management of capacity, costs and
capital to improve profitability, generate free
cash flow and invest in the business
Creating a solid franchise that generates strong margins and cash flow, provides for net debt reduction and investment for the future
Reducing labor, financial and operational risk
key to creating a stable business model in a
volatile industry

A Premium Revenue Carrier
Glen Hauenstein
EVP Network Planning and Revenue Management

A Premium Revenue Carrier
Product and facility enhancements targeted to
making Delta the airline of choice to, from and
through the U.S.
Elevate Delta’s Brand in the
Eyes of Our Customers
Concentrate Capacity in
High Potential Markets
Expand Product Offerings
Leverage Alliances
Grow annual merchandising revenues to $1 billion by
2013 through new products and enhanced eCommerce
platforms
Schedule flexibility allows Delta to shift capacity to
high potential markets and adjust quickly to changing
demand dynamics
Utilize global partnerships to expand network
breadth, leverage foreign point of sale, and improve
network value to the customer

104%
105%
93%
100%
87%
88%
98%
106%
100%
102%
Domestic
Transatlantic
Latin
Pacific
System
3Q07
3Q11

Delta Achieving Revenue Premium to the
Industry
Delta System Unit Revenue as
Percentage of ATA Average
Merger synergies, capacity discipline, focus on higher value customer and enhanced revenue management platforms allowing Delta to improve revenue performance versus its peers in all entities

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DELTA

At Booking

On the Ground

Onboard

Investments Targeted at Higher Value
Passenger
• Enhanced delta.com
 platform
• Personalized sales
 programs
• First Class Upsell
Delta named Best Overall Airline by Business Travel News
• New Atlanta international
 terminal opening in 2012
• JFK Terminal 4 opening in
 2013
• Renewed Sky Clubs
• Ability to seamlessly
 rebook a flight, check
 itinerary and track baggage
• Flat-bed seats installed on
 entire international fleet by
 Summer 2014
• International and Domestic
 Economy Comfort
• Most first class seats of any
 domestic carrier
• More than 800 Wi-Fi
 equipped planes
Continuous effort to make Delta the airline of choice for corporate and business travelers

Solid Gains In Corporate Revenues

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Diverse global network, combined with investments in products and services, producing solid corporate revenue gains despite lower capacity

Quarter-to-Date Dec-11
versus Prior Year
10%
-4%
Capacity
Corporate
Revenue

Delta Corporate Revenue Share
27.4%
27.4%
27.9%
28.6%
28.1%
28.2%
28.2%
29.4%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

23

The Global Landscape
North America
Latin America
Europe
Asia
• Slow, but positive, GDP growth
• Continued industry capacity discipline
• Volatility increased as competitors go
 through integration and restructuring
• Delta capacity down 1-2%, driven by 60
 small-gauge aircraft retirements
• Anticipate recessionary climate
• Unit revenues pressured from economic
 uncertainty combined with unfavorable
 industry supply
• Delta Transatlantic JV capacity down 7-8%
 this year
• 4 - 6% GDP growth
• Strongest margins in the system
• Growing Delta’s Latin America presence
 through enhanced commercial partnerships
 and equity investments
• Solid GDP growth
• Japan demand returning to pre-event levels
 by mid-2012
• Building alliances with leading Chinese
 airlines to capitalize on China growth
• Annualization of 2011 additions to increase
 overflight capacity by 10%

Capacity Shifting to Higher Potential Markets
Aligning capacity with demand and reallocating assets to strategic core flying
Region	2012 Capacity Change	Action Plan
Domestic	Down 1 - 2%
• Focus on right-sizing capacity
• Successfully implement LGA growth to reshape market
 and achieve top position in New York
• Provide competitive first class, mainline product in core
 business and strategic markets

Transatlantic	Down 7 - 8%	• Market optimization in coordination with JV partners • Cancellation of underperforming routes
Latin	Flat to up 2%	• Growth to strong performing Brazil and Central America • Rationalization of leisure capacity
Pacific	Up 1 - 2%	• Annualization of 2011 route additions • Return to pre-earthquake Japan capacity
System	Down 2 - 3%

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DELTA

4%
-6%
-8%
DAL
DAL + JV Partners
Industry Excl. DAL

0.94

Rationalization of Transatlantic Capacity
Driving Unit Revenue Improvements
U.S.-Europe Capacity Change,
December Quarter 2011 vs Prior Year
0.90
0.92
0.96
Q408
Q409
Q410
Q311
Delta Atlantic RASM Index
Rolling 4 Quarters
Capacity discipline has translated into improved performance versus peers

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DELTA

WESTJET
Alaska Airlines
DELTA
AEROMEXICO
GOL
Aerolineas Argentinas
AIRFRANCE
KLM
CZECH AIRLINES
AirEuropa
TAROM
Alitalia
OLYMPIC
MEA
AIR NIGERIA
Kenya Airways
AEROFLOT
KOREAN AIR
CHINA EASTERN
CHINA SOUTHERN
CHINA AIRLINES
Vietnam Airlines
Garuda Indonesia
Virgin australia

Alliances Expand Profit Potential
	Delta	Delta with Partners
Destinations	343	1,164
Countries Served	63	187
Daily Flights	5,550	18,004
Ability to expand network breadth without significant fleet investment

Schedule data for March 2012

Revenue Growth from Expanded Product
Offerings
Target of $1 billion in annual merchandising revenue by 2013
Seat Related
Products
• Economy Comfort
• First Class Upsell
• Sky Priority seating
• Same day Confirmed
Travel Products
and Services
Technology and
Product
Investments
• Hotel, car rentals and trip
 insurance
• Wi-Fi
• SkyClub passes
• Optional packages and services
• Other ancillary products
• New delta.com platform in
 2012
• Booking class realignment
• Improvements to pricing and
 forecasting systems
Merchandising Revenue

Revenue Innovation Through Technology
Tim Mapes
Senior Vice President - Marketing

Vital Stats

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DELTA

- Over 1M people visit delta.com every day
- Along with Reservation Sales, 41% of customers now book directly with Delta
- 84% of Delta's 160M annual customers check in digitally
- Mobile will account for 10% of check in transactions in 2012
- 2011 revenue at delta.com will surpass $8B

OTA Booking Share
26%
23%
2010
2011

Delta.com Booking Share
32%
36%
2010
2011

30

A Brief History

“Impose”
• Bag Fees
• Meals for Sale
• “Service” Fees
“Involve”
• Amex Co-Brand
  Card Acquisition
• Coach Up-sell to
  First Class
• Sky Club Day Pass
“Improve”
• Economy
  Comfort
• Paid Preferred
  Seats
• Segmented
  offerings
PHASE 3
PHASE 4
PHASE 2
PHASE 1
“Inspire”
• Customization
  of travel
  experience
• Bundled
  offerings
PUSH
PULL

Strategic Building Blocks
Enterprise-wide clarity on varying levels of customer
value
 Customer Segmentation
 Product Differentiation
 Leveraged Technology
Differentiated products, services based on customer
value
Simple, intuitive, reliable technology - across
platforms
Billions of annual customer touch points, impressions
 Global Scale

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DELTA
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OUTBOUND Fri 27 Jan 2012 | 3:25pm ATL to 6:10am CDG | Nonstop | DL 28
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RETURN Tue 31 Jan 2012 | 11:00am CDG to 2:35pm ATL | Nonstop | DL 8504¹
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Price per passenger: $522.60 (USD)
Taxes/Fees: $531.40 (USD)
Subtotal per Passenger: $1,054.00 (USD)
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Early Success

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Improving Direct-Booking Revenue

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OUTBOUND Fri 09 Dec 2011 | 7:40am ATL to 9:57am LGA | Nonstop | DL 1586
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RETURN Sun 11 Dec 2011 | 6:00am LGA to 8:41am ATL | Nonstop | DL 1447
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Seizing Opportunities for Up-Sell

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Fri, 09 Dec 2011 | Sun 11 Dec 2011 | 1 Passenger | Economy
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Launching New Products

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A B C D E F G
10
11
12

Targeting Distinct Market Segments

DELTA
SKY MEDIA
delta.com
audience targeting
mobile
wi-fi sponsorship
airport kiosk
roadblock video
sky
in-flight magazine
in-flight entertaiment
airport gate screen
airport lounge

Monetizing Delta’s “Media” Audience
terminals
airplanes
WEB ENABLED ASSETS
TRADITIONAL AIRLINE
OUT OF HOME ASSETS
AIRLINE UNIQUE ASSETS
www.delta.com/skymedia

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DELTA
WELCOME BACK
BOOK A TRIP
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Cars
Vacations
BEST FARE GUARANTEE
FLY WITH WI-FI
FIRST BAG FREE
YOUR TRAVEL DASH
NEWS TO YOU
Paris, Je T'aime
FARE SPECIALS
Fly to Europe in Style

Hi, Jennifer
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DCA to ATL
SAMSUNG

Delta.com As Global “Store Front”

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Improved Customer Experience

Accelerated Margin Expansion

Monetized Customer "Audience"

Financial & Customer Benefits
A quality “base” product
with a range of offerings
from which to choose to
enhance your
experience on Delta.
 $1 Billion of incremental revenue by 2013
Differentiated bundles
of new products and
services customers
want - and will pay
for.
Re-defined use of the
term “network” in an
airline to describe
Delta’s ability to deliver
5 billion customer
impressions/yr.

Winning in New York
Gail Grimmett
Senior Vice President - New York

Delta’s Plan To Win In New York
By simply getting a “fair share” of New
York revenue, Delta’s revenue would
increase by more than $200 million.
The path to achieving this includes:
 • Building a leading network position
 by capitalizing on the LGA
 expansion and more efficient use of
 the JFK hub
 • Improving NYC corporate share,
 including leveraging breadth of JV
 partners
 • Delivering a high-quality product
 and brand to all customers
$200+
million

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JetBlue
3%
United
8%
US Air
11%
Delta
46%
Other
12%
AMR
21%

Building New York’s Leading Network Position
LGA Slot Position (Summer 2012)
• With over 250 flights per day, Delta will
 be the premier carrier from LaGuardia
 • Nearly 50% of daily departures from
 New York’s preferred business
 airport
• Improved schedule
 • New slots will allow 100 new flights
 and 29 new destinations
 • Adding service to key business
 destinations
• Improved facilities and amenities
 • Terminals C & D connect to create a
 26-gate complex
 • Maintain Marine Air Terminal for
 high-value Shuttle customers

Winning New York Corporate Customers
+3.5 pts
New York Corporate Share
• In just three years, Delta has increased its
 corporate share in NY by 3.5 points
• Future growth will be driven by:
 • Broader network offering, with more than 500
 daily flights from New York to key
 destinations
 • Expanded facilities with enhanced amenities
 at LGA and JFK
 • Premium products for premium customers
 such as VIP Select, SkyPriority and Business
 Elite and Economy Comfort for transcon
 flights
 • Leveraging the breadth of all joint venture
 relationships

Making Significant Investments in New York

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DELTA

JFK Terminal 4

- Construction underway with ramp work complete, remains on target to open in Spring 2013
- Will include 9 new gates, a 23,000 sq. ft. SkyClub, and state of the art bag system

Improved Customer Products and Services

- Placing flat-bed aircraft in key international business markets
- Economy Comfort for transcon flights for sale starting Dec. 1
- Renovated SkyClub and improved food offerings

DELTA
THIS IS NEW YORK;
WE NEED TO
LOOK GOOD.
INTRODUCING THE NEWLY
REDESIGNED LGA.

Building Brand Awareness

- Broad launch of “Keep Climbing” ad campaign
- Official airline of leading NY sports teams and Madison Square Garden, including exclusive Delta Sky360 hospitality venues
- Sponsor of New York Wine and Food Festival
- Partnering with non-profit cultural and environmental organizations throughout the NY area

45

Winning In New York
Leading Network Position
Winning Corporate
Customers
Significant Investments
Underway
• With the best-positioned slot portfolio and an
 international gateway to all regions, Delta has
 built an unmatched network position in New
 York
• Delta’s improved travel offering - network,
 products and alliances - is gaining traction
 with New York corporate customers
• Significant investments are targeted at
 producing a consistently high-quality product
 and brand

Benefits of Operational Investment
Steve Gorman
Chief Operating Officer

Delta: Performance Continues to Climb
Top tier completion factor,
on-time and baggage
performance
Customer service focus
Positive feedback from
our customers
Making Delta an airline of preference
✓
✓
✓

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Higher Completion Factor
May - Nov 2010
May - Nov 2011

Competitive Ranking
1
3
5
7
9
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov*

Delta: Completing Our Customers’ Flights
✓
Tech Ops action plans
• Added stations
• Technicians
• Parts
• Planning

*Preliminary
1 pt

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DELTA

Increased On-Time (A14) Arrivals
May - Nov 2010
May - Nov 2011

Competitive Ranking
1
3
5
7
9
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov*

Delta: Arriving On Time
✓
Cross-functional action
 team
• Awareness and promotion
• D-3 door closure
• Gate-checked bags

*Preliminary
9%

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DELTA

Competitive Ranking
1
3
5
7
9
Jan Feb Mar Apr May Jun Jul Aug Sep Oct

Baggage Claims Per 10,000 Pax
6.53
5.02
4.08
3.49
2.77
2007 2008 2009 2010 YTD 2011

Delta: Bags Arrive with Customers
✓
Five-year positive trend
• Infrastructure
• Technology
• Process
58
%

Delta: Customer Service Call to Action

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DELTA

✓ Have their backs

DELTA
NEED HELP?

✓ Timely, honest communication

Customer Focus

✓ Situational Flexibility

✓ E-mail surveys for direct feedback

- Accountability
- Incentives

52

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DELTA

DOT Complaints Competitive Ranking
1
3
5
7
9
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct

Domestic Net Promoter
Jan-May
Jun-Aug
Sep-Oct
2010 Actual
2011 Actual

Delta: Our Customers Have Noticed
Making Delta an airline customers prefer

+30%
+64%
+34%

Solid Financial Foundation
Hank Halter
Chief Financial Officer

Solid Financial Foundation
Focus on Operating
Costs
Disciplined Capital
Spending
• Measured capital spending, with focus on projects
 with high rate of return
• Reducing fuel price volatility through hedging and
 supply management
• Addressing non-fuel unit cost pressures to maintain
 advantage to industry peers
• Strong free cash flow generation provides for
 delevering the balance sheet and derisking
 the business
Improved Balance
Sheet

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DELTA

12.19
13.19
13.45
14.31
14.59
SOUTHWEST
UNITED

Maintaining A Total Cost Advantage

September 2011 Quarter Unit Costs (cents)
Note: excludes special items, ancillary businesses, and profit sharing.
Despite recent cost pressures, Delta maintains the lowest unit costs of the network carriers

Delta Actively Managing Fuel Cost

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- Every cent matters – a 1¢ change in fuel price equates to $40 million of annual fuel expense
- Utilizing a dynamic fuel hedging strategy to mitigate both price and volatility
  - More effective than previous "buy and hold" strategy
- Cost-effective hedging instruments and products
  - Lower cost approach to selecting hedging instruments and products than call options, while still retaining risk management benefits
- Proactively managed fuel procurement
  - Analyzing geographic sourcing, tax and transport expense to optimize fuel procurement process

September Quarter 2011
All-In Fuel Cost per Gallon
$3.18
$3.09
Industry Excl. DAL

57

Note: excludes mark to market adjustments for fuel hedges recorded in periods other than the settlement period.

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DELTA

8.70-8.90
Up 2-4%
Forecast 2011 Non-Fuel CASM
Revenue-Related Expense
Infrastructure Investments
Inflation Pressures
Capacity Reduction
Productivity
Forecast 2012 Non-Fuel CASM

Pressure on 2012 Non-Fuel Unit Costs
8.53-8.55
Costs pressured by inflation, capacity reductions, and customer and operational investments
Non-Fuel Unit Cost

Note: excludes special items, ancillary businesses, and profit sharing.

2012 Initiatives Will Partially Offset Cost
Pressures
• Increase employee productivity
• Benefits from voluntary headcount reduction
• Improve facility utilization and rates
• Streamline merit organization
Productivity
Maintenance
and Fleet
Distribution
and Technology
• Drive channel share to lower-cost delta.com with
 new platform
• Improved alignment of commissions
• Renegotiate rates with GDS providers and OTAs
• Ground 140 older, less efficient aircraft over two
 years
• Leverage AeroMexico JV to optimize maintenance
 opportunities
• Greater workscope efficiencies

Delta Actively Managing Liquidity
• A $5 billion target level
 for total liquidity
 provides sufficient
 cushion to handle the
 inherent volatilities in
 the industry
• Industry leading $1.8
 billion of available
 revolvers saves over
 $100 million annually

Significant Free
Cash Flow
Generation
• Continued focus on
 generating returns from
 the business
• Free cash flow
 generation, combined
 with consistent access
 to the capital markets,
 reduces need to
 maintain high liquidity
 balances
$5 Billion Targeted
Liquidity
Minimize Liquidity
Carrying Costs

Disciplined Capital Spending

Keeping investments across the business below $1.5 billion annually

2012 Capital Spending Projects

Strategic Investments 9%
New Aircraft 14%
Technology 12%
Ground Equip 5%
Fleet Mods 60%

Continued Investment Across The Business

Fleet Modifications:

- Flat-bed seats on international aircraft
- Seat density projects
- MD90 inductions
- Winglets

Technology:

- Revenue and distribution management systems
- Direct connect
- eCommerce platform

Strategic Investments:

- International terminals at JFK and ATL
- Implementation of LGA slot swap

New Aircraft:

- Advance payments for 737-900ER deliveries

61

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DELTA

$1.3B
$1.0B
$0.8
2009
2012
At Target

Derisking the Business through Debt Reduction
Solid Progress On Debt
Reduction…
$17B
12/31/11
$12.9B
$10B

On track to achieve $10 billion adjusted net debt target in the next 18 months
…Producing Interest Expense
Savings and Enhanced
Flexibility
2009
Mid-2013

Delta: Keep Climbing

Focus on top-line
growth
Taking a disciplined
approach
Reducing risk
across the business
Growing and diversifying revenues through a broad
global network, corporate revenue gains, fuel cost
recovery and improved products and services
Disciplined management of capacity, costs and
capital to improve profitability, generate free
cash flow and invest in the business
Creating a solid franchise that generates strong margins and cash flow, provides for net debt reduction and investment for the future
Reducing labor, financial and operational risk
key to creating a stable business model in a
volatile industry

Non-GAAP Financial Measures

We sometimes use information that is derived from our Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Certain of this information is considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules.  The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Delta is unable to reconcile certain forward-looking projections to GAAP for future periods, including projected consolidated non-fuel cost per available seat mile (CASM), as the nature or amount of special items cannot be estimated at this time.

Delta excludes special items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring operational performance.

Delta adjusts for mark-to-market (MTM) adjustments for fuel hedges recorded in periods other than the settlement period in order to evalutate the company's financial results in the period shown.

Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces adjusted total debt by cash, cash equivalents and short-term investments, resulting in adjusted net debt, to present the amount of additional assets needed to satisfy the debt.

Delta presents consolidated CASM excluding fuel expense and related taxes because management believes the volatility in fuel prices impacts the comparability of year-over-year financial performance.

Consolidated CASM excludes ancillary businesses not associated with the generation of a seat mile.  These businesses include aircraft maintenance and staffing services Delta provides to third parties and Delta’s vacation wholesale operations.

Delta excludes profit sharing expense from consolidated CASM because management believes the exclusion of this item provides a more meaningful comparison of the company’s results to the airline industry and prior year results.

Delta presents free cash flow because management believes this metric is helpful to investors to evaluate the company’s ability to generate cash.

Net Income

	Full Year 2011	Full Year
(in billions)	Projection	2010
Net income	$0.8	$0.6
Items excluded:
Restructuring and other items	0.2	0.4
Loss on extinguishment of debt	0.1	0.4
MTM adjustments for fuel hedges recorded in periods other than the settlement period	-	-
Net income excluding special items	$1.1	$1.4

Adjusted Net Debt

	December 31, 2011
(in billions)	Projection		December 31, 2009
Debt and capital lease obligations	$13.6		$17.2
Plus: unamortized discount, net from purchase accounting and fresh start reporting	0.8		1.1
Adjusted debt and capital lease obligations		$14.4		$18.3
Plus: 7x last twelve months' aircraft rent		2.1		3.4
Adjusted total debt		16.5		21.7
Less: cash, cash equivalents and short-term investments		(3.6)		(4.7)
Adjusted net debt		$12.9		$17.0

Unit Cost

	Full Year 2011 Projection	Full Year 2010	Nine Months Ended September 30, 2011	Three Months Ended September 30, 2011	% Change Three Months Ended December 31, 2011 vs. 2010 Projection
Unit Cost	14.08 to 14.10 ¢	12.69 ¢	14.18 ¢	14.16 ¢	5%
Items excluded:
Ancillary businesses	(0.35)	(0.28)	(0.34)	(0.38)	0%
Profit sharing	(0.11)	(0.13)	(0.10)	(0.26)	0%
Restructuring and other items	(0.09)	(0.19)	(0.09)	-	1%
MTM adjustments for fuel hedges recorded in periods other than the settlement period	-	-	(0.11)	(0.33)	2%
Unit Cost excluding special items	13.53 to 13.55	12.09	13.54	13.19	8%
Aircraft fuel and related taxes	(5.00)	(3.82)	(5.05)	(5.09)	-6%
Non-Fuel Unit Cost excluding special items	8.53 to 8.55 ¢	8.27 ¢	8.49 ¢	8.10 ¢	2%

Free Cash Flow

(in billions)	Full Year 2011 Projection
Net cash provided by operating activities (GAAP)		$2.6
Net cash used in investing activities (GAAP)	$(1.3)
Adjustments:
Redemption of short-term investments	(0.6)
Purchase of short-term investments	0.8
Cash used in investing		(1.1)
Total free cash flow		$1.5

Average Price Per Fuel Gallon, Adjusted

		Three Months Ended
	Three Months Ended	December 31, 2011
	September 30, 2011	Projection
Average price per fuel gallon including fuel expense incurred under contract carrier arrangements	$3.29	$2.75
MTM adjustments for fuel hedges recorded in periods other than the settlement period	(0.20)	0.21
Average price per fuel gallon adjusted for MTM adjustments for fuel hedges recorded in periods other than the settlement period	$3.09	$2.96

Operating Margin

Full Year 2011
Projection
Operating Margin	7 to 9%
Items excluded:
Restructuring and other items	1%
MTM adjustments for fuel hedges recorded in periods other than the settlement period	-2%
Operating Margin excluding special items	6 to 8%

Non-Operating Expense

(in millions)	Three Months Ended December 31, 2011 Projection
Non-operating expense	$315 - $340
Item excluded:
Loss on extinguishment of debt	40
Non-operating expense excluding special items	$275 - $300